CREDIT QUALITY OF FINANCING RECEIVABLES AND ALLOWANCE FOR CREDIT LOSSES (Details 3) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Less: allowance for credit losses	$ 8,422	$ 5,544	$ 1,745
Total	393,373	468,915
Nonperforming Financing Receivable [Member]
Less than 90 days	19,928	16,116
Over 90 days	12,772	8,162
Financing Receivable, Recorded Investment, Past Due	32,700	24,278
Less: allowance for credit losses	(7,895)	(4,830)
Total	$ 24,805	$ 19,448